UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

 AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 23, 2016

Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

                On July 27, 2016, Merit Medical Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on From 8-K (the “Initial Report”).  Among the items set forth in the Initial Report was disclosure of a conference call presentation (the “Presentation”) which was furnished as Exhibit 99.2 to the Initial Report and was discussed by management of the Company in a conference call held on July 27, 2016 (the “Conference Call”).

                The purpose of this Amendment No. 1 to the Initial Report is to provide an updated version of the Presentation, which reflects comments made by management of the Company in the Conference Call, and is furnished herewith as Exhibit 99.2.  The updated version of the Presentation furnished herewith as Exhibit 99.2 supplements and supersedes in its entirety the version of the Presentation furnished as Exhibit 99.2 to the Initial Report.

The Company is furnishing the information in this Item 7.01 (including Exhibit 99.2 attached hereto) pursuant to Regulation FD promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information shall not be deemed “filed” for purposes of the Exchange Act or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.       Financial Statements and Exhibits.

(d)            Exhibits

99.2    Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: July 28, 2016	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.2	Conference Call Presentation.

4